Exhibit 10.100

AMENDED AND RESTATED PROMISSORY NOTE (SENIOR LOAN)

$62,500,000.00	New York, New York

May 1, 2007

THIS AMENDED AND RESTATED PROMISSORY NOTE (SENIOR LOAN) (this “Note”) is made this 1st day of May, 2007, by and between 415 GREENWICH FEE OWNER LLC, a Delaware limited liability company, as maker, having its principal place of business at 155 East 55th Street, Suite 6D, New York, New York 10022 (“Borrower”), hereby unconditionally promises to pay to the order of AIG ANNUITY INSURANCE COMPANY, a Texas corporation, as lender, having an address at 1999 Avenue of the Stars, 38th Floor, Century City, Los Angeles, California 90067-6022 (“Lender”).

W I T N E S S E T H:

WHEREAS, on February 28, 2006, CORUS Bank, N.A., a national association (“CORUS”), assigned to AIG Mortgage Capital, LLC, a Delaware limited liability company (“AIG Mortgage”), and AIG Mortgage assumed from CORUS, all of CORUS’ rights and obligations under the documents executed and delivered in connection with a senior loan made by CORUS to Borrower (collectively, the “CORUS Loan Documents”);

WHEREAS, in connection with such assignment and assumption, Borrower and AIG Mortgage agreed to amend and restate the CORUS Loan Documents, which amendment and restatement reflected, among other things, a senior loan in the principal amount of $62,500,000.00 (the “Original AIG Senior Loan”);

WHEREAS, in connection with such amendment and restatement of the CORUS Loan Documents, Borrower and AIG Mortgage entered into that certain Senior Loan Agreement dated as of February 28, 2006, between Borrower and AIG Mortgage, as amended (as amended, the “Original AIG Senior Loan Agreement”);

WHEREAS, the Original AIG Senior Loan was evidenced by that certain Consolidated, Amended and Restated Promissory Note (Senior Loan) dated February 28, 2006, made by Borrower in favor of AIG Mortgage (the “Original AIG Senior Loan Note”) and secured by, among other things, that certain Consolidated, Amended and Restated Mortgage, Assignment of Leases and Rents and Security Agreement (Senior Loan) dated as of February 28, 2006, made by Borrower in favor of AIG Mortgage (the “Original AIG Senior Loan Mortgage”; the Original AIG Senior Loan Agreement, the Original AIG Senior Loan Note, the Original AIG Senior Loan Mortgage and all other documents executed and delivered in connection with the Original AIG Building Loan, collectively, the “Original AIG Senior Loan Documents”);

WHEREAS, the Original AIG Senior Loan Note consolidated the notes described on Schedule 1 attached hereto to evidence a single indebtedness in the aggregate principal amount of $62,500,000.00;

WHEREAS, AIG Mortgage sold the Original AIG Senior Loan to Greenwich Capital Financial Products, Inc., a Delaware corporation (“GCFP”), but retained an interest-only participation in the Original AIG Senior Loan;

WHEREAS, GCFP created three participation interests in the Original AIG Building Loan, which participation interests were held by AIG Mortgage, American International Group, Inc., a Delaware corporation (“American International”), and GCFP;

WHEREAS, GCFP subsequently sold its participation interest to Greenwich Capital Commercial Funding Corp., a Delaware corporation, which in turn transferred such participation interest to LaSalle Bank National Association, in its capacity as the securitization trustee under a pooling and servicing agreement (“LaSalle”);

WHEREAS, pursuant to those certain assignments dated of even date herewith made by each of AIG Mortgage, American International, and Lasalle to Lender, each of AIG Mortgage, American International and LaSalle have assigned to Lender all of its respective rights and interests in and to such entities under the Original AIG Senior Loan Documents;

WHEREAS, Borrower and Lender have agreed to amend and restate the Original AIG Senior Loan Note and the other Original AIG Senior Loan Documents, which amendment and restatement shall reflect, among other things, a senior loan in the principal amount of $62,500,000.00; and

WHEREAS, Borrower and Lender desire to modify and restate the terms, covenants and conditions of the Original AIG Senior Loan Note in their entirety and in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender hereby agree as follows:

A. Incorporation of Recitals. The recitals set forth above are hereby incorporated herein by this reference with the same force and effect as if fully set forth herein.

B. Modification of the Existing Note. The Original AIG Senior Loan Note is hereby modified, amended, restated and superseded in its entirety to read as follows; provided, however, that indemnification provisions and other provisions that are intended to survive shall not be so superseded:

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AMENDED AND RESTATED PROMISSORY NOTE

(Senior Loan)

$62,500,000.00	New York, New York

As of May 1, 2007

FOR VALUE RECEIVED, 415 GREENWICH FEE OWNER LLC, a Delaware limited liability company, as maker, having its principal place of business at 155 East 55th Street, Suite 6D, New York, New York 10022 (“Borrower”), hereby unconditionally promises to pay to the order of AIG ANNUITY INSURANCE COMPANY, a Texas corporation, as lender, having an address at 1999 Avenue of the Stars, 38th Floor, Century City, Los Angeles, California 90067-6022 (“Lender”), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SIXTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($62,500,000.00) or so much thereof as is advanced, in lawful money of the United States of America, with interest thereon to be computed from the date of this Consolidated, Amended and Restated Promissory Note (Senior Loan) (this “Note”) at the Applicable Interest Rate, and to be paid in accordance with the terms of this Note and that certain Amended and Restated Senior Loan Agreement dated as of the date hereof between Borrower and Lender (as the same may hereafter be amended, modified, restated, renewed or replaced, the “Senior Loan Agreement”). This Note is the Senior Loan Note referred to in the Senior Loan Agreement, which Note evidences the Senior Loan made by Lender to Borrower pursuant to the Senior Loan Agreement and the other Senior Loan Documents. All capitalized terms not defined herein shall have the respective meanings set forth in the Senior Loan Agreement.

ARTICLE 1: PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note and interest on the unpaid principal sum of this Note from time to time outstanding at the rates and at the times and in the manner specified in Article II of the Senior Loan Agreement, and the outstanding balance of the principal sum of this Note and all accrued and unpaid interest thereon shall be due and payable on the Maturity Date.

ARTICLE 2: DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid (beyond the expiration of any applicable grace or cure periods) in accordance with the terms of the Senior Loan Agreement.

ARTICLE 3: SENIOR LOAN DOCUMENTS

This Note is secured by the Senior Loan Mortgage and the other Senior Loan Documents. All of the terms, covenants and conditions contained in the Senior Loan Agreement (including, without limitation, Section 10.24 and Section 10.28 thereof), the Senior Loan Mortgage and the other Senior Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the Senior Loan Agreement, the terms and provisions of the Senior Loan Agreement shall govern.

ARTICLE 4: SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum lawful rate or amount, (b) in calculating whether any interest exceeds the lawful maximum, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness of Borrower to Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the lawful maximum, any such excess shall be deemed to have been applied toward payment of the principal of any and all then outstanding indebtedness of Borrower to Lender, or if there is no such indebtedness, shall immediately be returned to Borrower.

ARTICLE 5: NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE 6: WAIVERS

Except as otherwise set forth in the Senior Loan Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt (collectively, “Obligor”), to the extent permitted by law, do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Senior Loan Agreement or the other Senior Loan Documents made by written agreement between Lender or any Obligor shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower or any Obligor under this Note, the Senior Loan Agreement or the other Senior Loan Documents, except as set forth in such written agreement. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Senior Loan Agreement or the other Senior Loan Documents. If Borrower is a partnership or limited liability company, the agreements herein contained shall remain in force and be applicable, notwithstanding any changes in the individuals comprising the partnership or limited liability company, and the term “Borrower,” as used herein, shall include any alternate or successor partnership or limited liability company, but any predecessor partnership or limited liability company and their partners or members shall not thereby be released from any liability. Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership, limited liability company or corporation, which may be set forth in the Senior Loan Agreement, the Senior Loan Mortgage or any other Senior Loan Document.

ARTICLE 7: TRANSFER

Upon the transfer of this Note in accordance with the terms of the Senior Loan Agreement, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Senior Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter other than those arising out of matters which occur prior to the date of such transfer, unless expressly assumed by the transferee; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.

ARTICLE 8: INTENTIONALLY OMITTED

ARTICLE 9: GOVERNING LAW

(A) THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER, EACH HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

(B) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY AT LENDER’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND BORROWER AND LENDER EACH WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER AND LENDER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT:

STROOCK & STROOCK & LAVAN LLP

180 MAIDEN LANE NEW YORK,

NEW YORK 10038

ATTN: KAREN SCANNA, ESQ.

TEL: 212-806-6010

FAX: 212-806-6006

AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (I) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

ARTICLE 10: NOTICES

All notices or other written communications hereunder shall be delivered in accordance with Section 10.6 of the Senior Loan Agreement.

ARTICLE 11: MISCELLANEOUS

This Note amends, restates and supersedes in its entirety the Original AIG Senior Loan Note.

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IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

415 GREENWICH FEE OWNER LLC, a Delaware limited liability company

By:	/s/ Joel Silver
Name: Joel Silver
Title: Vice President